CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the President of RiverPark Funds Trust (the "Fund"), with respect to the registrant's Form N-CSRS for the period ended March 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such Form N-CSRS fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated: June 4, 2012

                                                              /s/ Morty Schaja
                                                              ------------------
                                                              Morty Schaja

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Financial Officer and Treasurer of RiverPark Funds Trust (the "Fund"), with respect to the registrant's Form N-CSRS for the period ended March 31, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.         such Form N-CSRS fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Dated: June 4, 2012

                                                              /s/ Michael Lawson
                                                              ------------------
                                                              Michael Lawson